POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about July 2, 2008 relating to the reorganization of the Navellier International Growth Portfolio into the Touchstone International Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23th day of June, 2008.

                                         _/s/ Phillip R. Cox___________________
                                         PHILLIP R. COX
                                         Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 23th day of June, 2008, personally appeared before me, PHILLIP R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 23th day of June, 2008.


                                         __/s/ Marybeth Maloney________
                                         Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about July 2, 2008 relating to the reorganization of the Navellier International Growth Portfolio into the Touchstone International Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2008.

                                         __/s/ H. Jerome Lerner _________
                                         H. JEROME LERNER
                                         Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 24th day of June, 2008, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 24th day of June, 2008.


                                         ___/s/ Mary Jane Geis_________________
                                         Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about July 2, 2008 relating to the reorganization of the Navellier International Growth Portfolio into the Touchstone International Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of June, 2008.

                                         __/s/ Jill T. McGruder________________
                                         JILL T. McGRUDER
                                         Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 26th day of June, 2008, personally appeared before me, JILL T. McGRUDER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 26th day of June, 2008.


                                         __/s/ Elizabeth F. Gibson___________
                                         Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about July 2, 2008 relating to the reorganization of the Navellier International Growth Portfolio into the Touchstone International Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23th day of June, 2008.

                                         _/s/ Donald C. Siekmann
                                         DONALD C. SIEKMANN
                                         Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 23th day of June, 2008, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 23th day of June, 2008.


                                         __/s/ Jay S. Fitton_____________
                                         Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about July 2, 2008 relating to the reorganization of the Navellier International Growth Portfolio into the Touchstone International Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 2008.

                                         __/s/ Robert E. Stautberg_________
                                         ROBERT E. STAUTBERG
                                         Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

         On the 30th day of June, 2008, personally appeared before me, ROBERT E. STAUTBERG, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 30th day of June, 2008.


                                         __/s/ Diane M. Seifert_________________
                                         Notary Public

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, TOUCHSTONE FUNDS GROUP TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

      WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on or about July 2, 2008 relating to the reorganization of the Navellier International Growth Portfolio into the Touchstone International Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June, 2008.

                                         _/s/ John P. Zanotti_________________
                                         JOHN P. ZANOTTI
                                         Trustee

STATE OF OHIO         )
                      ) ss:
COUNTY OF HAMILTON    )

      On the 24th day of June, 2008, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 24th day of June, 2008.


                                         __/s/ Kristin Santose_________________
                                         Notary Public